UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010 (March 25, 2010)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2010, the Registrant’s Board of Directors, upon the recommendation of the Nominating and Board Governance Committee, elected Elizabeth M. Lee to the Board of Directors to serve as a member of the Class of the Registrant’s Board of Directors whose terms expire at the 2011 Annual Meeting of Stockholders. Upon the recommendation of the Nominating and Board Governance Committee, the Registrant’s Board of Directors also named Ms. Lee to serve on the Registrant’s Corporate Social Responsibility Committee. Although not required to, Ms. Lee will stand for election as a nominee at the Registrant’s 2010 Annual Meeting of Stockholders.

Ms. Lee is a nationally recognized educator. She has been the Head of School of Columbus School for Girls in Columbus, Ohio since June 2009. From 1990 until 2004, Ms. Lee was the Headmistress of The Hockaday School in Dallas, Texas. Between 2004 and 2009, Ms. Lee served as Interim Head of School of Porter-Gaud School in Charleston, South Carolina, and Trinity Episcopal School in Austin, Texas. Ms. Lee is past president of the National Association of Principals of Schools for Girls and the Country Day School Headmasters Association, as well as a former board member of the National Association of Independent Schools (NAIS) and the Educational Records Bureau, among many other organizations. As a leader in the field of secondary education, Ms. Lee brings valuable insights into the perspectives of teenage boys and, especially, girls that the Board believes will be extremely beneficial.

The Registrant has determined that Ms. Lee and her immediate family members have not had (and do not propose to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K. The Registrant’s Board of Directors has also determined that Ms. Lee qualifies as an “independent director” for purposes of the applicable sections of the Listed Company Manual of the New York Stock Exchange and the applicable rules and regulations of the SEC. Ms. Lee, in her capacity as a non-associate director of the Registrant, will receive the same compensation for 2010 as other non-associate directors of the Registrant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 29, 2010

By: /s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary